QUARTERLY REPORT
                               DECEMBER 31, 2003

                                      FMI
                                   Focus Fund

                                   A NO-LOAD
                                  MUTUAL FUND

FMI Focus Fund

                                                                January 27, 2004

Dear Fellow Shareholders:

  What a year! With interest rates at 45 year lows, improved corporate earnings, significant government stimulus in the form of tax cuts and outstanding gains in productivity, the economy experienced a robust turn around in 2003 and the stock market advanced handsomely. Rick and Glenn will detail the performance numbers for the FMI Focus Fund in their portfolio manager letter for 2003 and also the significant gains we all have experienced as shareholders since the inception of the Fund in December of 1996. With the strong performance of 2003 in the books, the question now is "what's next?" The stock market appears to be anticipating a continuation of strong fundamentals again in 2004. The market as measured by almost any index one chooses does not appear to us to be cheap, and proper portfolio composition and stock selection will be paramount as 2004 unfolds. We feel good about the current companies in the FMI Focus Fund and believe they position the Fund well for what will likely be a more selective stock market.

  Finally, a comment on the state of affairs in the mutual fund industry, where both New York's Attorney General, Eliot Spitzer and Bill Donaldson at the SEC have been actively pursuing cases of malfeasance. As you may know, all of us on the FMI Focus Fund team have significant investments in our Fund and our interests are very much aligned with all of our shareholders. We have always managed the Fund in the best interest of all of us as shareholders.

  As always, we thank you for your continued long term support of the FMI Focus Fund and look forward to many more years of additional investment success with you as shareholders.

Sincerely,

/s/ Ted D. Kellner

Ted D. Kellner, C.F.A.
President

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555
                              www.fiduciarymgt.com

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM ITS INCEPTION (12/16/96) TO 12/31/03 AS COMPARED TO THE STANDARD & POOR'S 500 AND THE RUSSELL 2000

Date            FMI Focus Fund       Standard & Poor's 500      Russell 2000
----            --------------       ---------------------      ------------
12/16/96            $10,000                 $10,000               $10,000
12/31/96            $10,245                 $10,280               $10,350
3/31/97             $10,736                 $10,549                $9,815
6/30/97             $12,709                 $12,390               $11,406
9/30/97             $16,796                 $13,333               $13,103
12/31/97            $17,391                 $13,712               $12,664
3/31/98             $19,876                 $15,626               $13,938
6/30/98             $19,687                 $16,145               $13,289
9/30/98             $17,838                 $14,553               $10,611
12/31/98            $23,561                 $17,654               $12,342
3/31/99             $22,826                 $18,533               $11,673
6/30/99             $27,450                 $19,840               $13,488
9/30/99             $26,372                 $18,599               $12,634
12/31/99            $36,309                 $21,367               $14,965
3/31/00             $46,693                 $21,858               $16,025
6/30/00             $47,926                 $21,277               $15,419
9/30/00             $50,634                 $21,071               $15,590
12/31/00            $44,803                 $19,424               $14,513
3/31/01             $40,107                 $17,121               $13,568
6/30/01             $45,270                 $18,123               $15,507
9/30/01             $35,815                 $15,463               $12,283
12/31/01            $45,939                 $17,116               $14,874
3/31/02             $48,707                 $17,163               $15,466
6/30/02             $42,035                 $14,863               $14,174
9/30/02             $32,363                 $12,295               $11,141
12/31/02            $35,721                 $13,332               $11,827
3/31/03             $33,933                 $12,912               $11,296
6/30/03             $42,160                 $14,901               $13,942
9/30/03             $45,643                 $15,296               $15,208
12/31/03            $52,906                 $17,159               $17,416

RESULTS FROM FUND INCEPTION (12/16/96) THROUGH 12/31/03

                                                  Annualized         Annualized
                                         Total         Total  Total Return*<F1>
                           Total   Return*<F1>   Return*<F1>   Through 12/31/03
                     Return*<F1>       For the     For the 5          From Fund
                          Last 3    Year Ended   Years Ended          Inception
                     -----------   -----------   -----------  -----------------
                          Months      12/31/03      12/31/03           12/16/96
FMI Focus Fund            15.91%        48.11%        17.56%             26.69%
Standard & Poor's 500     12.18%        28.69%        -0.57%              7.97%
Russell 2000              14.52%        47.25%         7.13%              8.20%

*<F1> Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                                                January 27, 2004

Dear Fellow Shareholders:

  The FMI Focus Fund finished the year with a flurry, rising 15.91% for the fourth quarter. The S&P 500 and Russell 2000 small-cap indices advanced 12.18% and 14.52% for the fourth quarter, respectively. For the calendar year ending December 31, 2003, our Fund increased 48.11% vs. 28.69% for the S&P 500 and 47.25% for the Russell 2000. We hope you, our shareholders, are as thrilled with the results as we are.

  The year played about as expected. The economy gradually strengthened as the year progressed and the stock market clearly reflected the improved outlook for corporate profits. Long time shareholders know that we dramatically increased our exposure to economically sensitive stocks (principally industrials and technology) in 2002 in anticipation of a recovery. We were early and, as a result, had a mediocre year, but it set us up beautifully for 2003, and we believe for 2004, as well. Our game plan for 2004 remains much the same. We anticipate a healthy economic recovery driving robust corporate earnings. We believe the portfolio's large holdings and economically sensitive industries, again, industrials, technology and corporate IT continues to be in the sweet spot. The portfolio really hasn't changed that much, so we would urge new shareholders to visit our website at www.fiduciarymgt.com and click on FMI Focus
                                     --------------------
Fund. A quick read of the past 5 or 6 shareholder letters should yield insights into our thought process and individual stock holdings. For longer term shareholders, for whom we are extremely appreciative, rereading these same shareholder letters should serve as a great review.

  In addition to our "economic bets," we continue to feel that the media and energy sectors are attractive. Media stocks are not only economically sensitive, but also benefit from potential deregulation of ownership rules that we believe will still be expanded (cross ownership between newspapers, radio and television and duopoly, owning more than one TV station in a given market.). Energy is obviously economically sensitive, but it's also our favorite "China play," as Chinese oil, gas and coal consumption are enormous. Indeed, China alone accounts for over one third of the world's growth in energy demand, and in our opinion, is a major contributor to the current high oil and gas prices. We also believe radio frequency identification ("RFID"), will be a huge investment opportunity over the next few years. Unova (Intermec) is currently our principle investment in RFID, but we continue to look for other ways to play this trend. Again, we refer investors to our June 2003 Shareholder letter where we reviewed Unova, specifically, and RFID, generally.

  Zales and Allegiant Bancorp are two companies that we would like to recognize for unlocking value for shareholders this year. The markets lack of enthusiasm for jewelry sales had battered Zales' stock during 2002. Coupled with the apparent lack of growth opportunities for this venerable retailer, the stock's P/E was trading at all time low levels, sporting a single digit multiple. However, amidst all the negative sentiment around Zales, we felt that the new management team was correctly focused on improving internal profitably instead of stretching for growth, a classic mistake most retailers make. After extensive conversations with management, we began to buy the stock, meaningfully, at around $25. Sitting on top of a powerful franchise, the new CEO, Mary Forte, exploited Zales' competitive advantage as the only true national jewelry brand, and used its marketing muscle to drive profitable sales growth, exceeding all of Wall Street's overly pessimistic expectations. The shareholder friendly management team, recognizing the lack of store growth opportunities in mall retailing, correctly deployed its abundant free cash flow to buy back 20% of the outstanding shares during the summer of 2003. As the market came to recognize the value in these shares, we were able to capitalize on the powerful ensuing appreciation of the stock price and exit our position in the low to mid 50's, where we felt the stock was fully valued. At Allegiant Bancorp, the second "honorable mention" and a stock we have written about in the past, Shawn Hayes, President and CEO, did an outstanding job of growing his St. Louis based franchise and then made shareholders very happy when he sold the bank at a very attractive price to National City in Cleveland. Thanks, Shawn. We hope we get an opportunity to invest with you, again.

  We would like to include a special note about our friends at MGIC Investment Corp., the mortgage insurers here in Milwaukee. President Curt Culver has led the company through a challenging period. When Wall Street had its doubt it gave us an opportunity to buy stock at a great bargain, all the way down into the mid thirties. MGIC's results have improved nicely and the stock is close to $70.00. We took some profits recently; however, if the stock pulls back we would consider adding to our position, again.

  In conclusion, we are pleased with last year's results. Thank you to those shareholders whose confidence in us held steadfast during a challenging market environment. We will strive to continue to bring you investment excellence, as usual, and we are enthusiastic about the promising year. As believers in the Presidential Election Cycle, we are in year 4 which has historically been good for the stock market.

Sincerely,

/s/Richard E. Lane               /s/Glenn W. Primack

Richard E. Lane, C.F.A.          Glenn W. Primack
Portfolio Manager                Portfolio Manager

FMI Focus Fund
STATEMENT OF NET ASSETS
December 31, 2003 (Unaudited)

  SHARES                                                         VALUE (B)<F3>
  ------                                                         -------------
LONG-TERM INVESTMENTS -- 91.8% (A)<F2>
COMMON STOCKS -- 85.6% (A)<F2>

CONSUMER DISCRETIONARY SECTOR -- 15.4%
--------------------------------------

               LEISURE -- 2.3%
  1,150,700    Northwest Airlines Corp.                         $   14,521,834
    393,200    Royal Caribbean Cruises Ltd.                         13,679,428
                                                                --------------
                                                                    28,201,262

               MEDIA -- 8.2%
    790,600    Emmis Communications Corp.                           21,385,730
    489,200    Hearst-Argyle Television, Inc.                       13,482,352
  1,375,052    Liberty Media Corp.                                  16,349,368
    536,400    Mediacom
                 Communications Corp.                                4,650,588
    593,900    Pinnacle Systems, Inc.                                5,065,967
  1,479,400    PRIMEDIA Inc.                                         4,186,702
    100,000    Radio One, Inc. CL D                                  1,930,000
    467,700    Sinclair Broadcast Group, Inc.                        6,978,084
    538,600    Spanish Broadcasting
                 System, Inc.                                        5,655,300
  1,040,600    Young Broadcasting Inc.                              20,853,624
                                                                --------------
                                                                   100,537,715

               SPECIALTY RETAIL -- 4.9%
    375,000    Gymboree Corp.                                        6,461,250
    427,000    Jos. A. Bank Clothiers, Inc.                         14,812,630
    504,900    Polo Ralph Lauren Corp.                              14,541,120
    631,517    The Sports Authority, Inc.                           24,250,253
                                                                --------------
                                                                    60,065,253

CONSUMER STAPLES SECTOR -- 1.9%
-------------------------------

               FOOD & DRUG RETAILING -- 1.9%
    301,700    International Multifoods Corp.                        5,430,600
    140,000    Sensient Technologies Corp.                           2,767,800
    492,400    SUPERVALU INC.                                       14,077,716
    109,100    Wild Oats Markets, Inc.                               1,410,663
                                                                --------------
                                                                    23,686,779

ENERGY SECTOR -- 7.4%
---------------------

               OIL & GAS -- 3.2%
    248,300    Arch Coal, Inc.                                       7,739,511
    271,400    Kerr-McGee Corp.                                     12,617,386
    433,800    Noble Energy, Inc.                                   19,273,734
                                                                --------------
                                                                    39,630,631

               OIL & GAS EQUIPMENT & SERVICES -- 4.2%
    593,700    Grant Prideco, Inc.                                   7,729,974
    546,000    Hanover Compressor Co.                                6,087,900
    401,000    National-Oilwell, Inc.                                8,966,360
    906,150    Pride International, Inc.                            16,890,636
    417,500    Transocean Inc.                                      10,024,175
    160,600    Willbros Group, Inc.                                  1,930,412
                                                                --------------
                                                                    51,629,457

FINANCIAL SERVICES SECTOR -- 6.4%
---------------------------------

               BANKS -- 1.7%
    267,550    Associated Banc-Corp                                 11,411,007
    100,000    First Federal Capital Corp.                           2,252,000
    100,000    Mercantile Bank Corp.                                 3,650,000
    131,100    Midwest Banc Holdings, Inc.                           2,916,975
                                                                --------------
                                                                    20,229,982

               INSURANCE -- 4.7%
    100,000    MGIC Investment Corp.                                 5,694,000
    324,800    PartnerRe Ltd.                                       18,854,640
    383,200    Platinum Underwriters
                 Holdings, Ltd.                                     11,496,000
    566,200    Reinsurance Group
                 of America, Inc.                                   21,883,630
                                                                --------------
                                                                    57,928,270

HEALTHCARE SECTOR -- 5.6%
-------------------------

               EQUIPMENT & SUPPLIES -- 5.6%
    302,000    Bausch & Lomb Inc.                                   15,673,800
    367,200    Charles River Laboratories
                 International, Inc.                                12,605,976
    140,000    Henry Schein, Inc.                                    9,461,200
    341,400    Inveresk Research Group, Inc.                         8,442,822
    254,200    Millipore Corp.                                      10,943,310
    591,000    PSS World Medical, Inc.                               7,133,370
    110,800    Varian Inc.                                           4,623,684
                                                                --------------
                                                                    68,884,162

INDUSTRIALS SECTOR -- 15.6%
---------------------------

               AEROSPACE & DEFENSE -- 0.3%
    143,600    Mercury Computer
                 Systems, Inc.                                       3,575,640

               COMMERCIAL SERVICES & SUPPLIES -- 5.1%
  1,582,300    Casella Waste Systems, Inc.                          21,661,687
    297,800    Information Holdings Inc.                             6,581,380
    207,800    MasTec, Inc.                                          3,077,518
    506,800    ProQuest Co.                                         14,925,260
    638,800    Republic Services, Inc.                              16,372,444
                                                                --------------
                                                                    62,618,289

               ELECTRICAL EQUIPMENT & MACHINERY -- 10.2%
    484,600    Airgas, Inc.                                         10,409,208
     40,000    Anchor Glass Container Corp.                            640,000
    175,000    A.O. Smith Corp.                                      6,133,750
     62,600    Baldor Electric Co.                                   1,430,410
    743,700    CIRCOR International, Inc.                           17,923,170
    370,400    Kennametal Inc.                                      14,723,400
    370,200    Regal-Beloit Corp.                                    8,144,400
    162,600    Robbins & Myers, Inc.                                 3,087,774
    555,300    Rockwell Automation Inc.                             19,768,680
    253,500    Snap-on Inc.                                          8,172,840
    253,000    Timken Co.                                            5,075,180
    932,500    UNOVA, Inc.                                          21,400,875
    508,300    Wabtec Corp.                                          8,661,432
                                                                --------------
                                                                   125,571,119

INFORMATION TECHNOLOGY SECTOR -- 27.9%
--------------------------------------

               COMMUNICATIONS EQUIPMENT -- 2.4%
    150,000    Advanced Fibre
                 Communications, Inc.                                3,022,500
    500,000    Extreme Networks, Inc.                                3,605,000
    546,700    Tekelec                                               8,501,185
    199,000    TESSCO Technologies Inc.                              2,817,840
    279,600    Tollgrade Communications, Inc.                        4,901,388
    743,400    Ulticom, Inc.                                         7,173,810
                                                                --------------
                                                                    30,021,723

               CONSULTING & SERVICES -- 7.7%
    957,500    The BISYS Group, Inc.                                14,247,600
    742,000    CIBER, Inc.                                           6,425,720
    331,500    Fiserv, Inc.                                         13,097,565
  1,992,000    Ingram Micro Inc.                                    31,672,800
    732,000    Keane, Inc.                                          10,716,480
    737,800    Kforce Inc.                                           6,891,052
    425,000    SunGard Data Systems Inc.                            11,776,750
                                                                --------------
                                                                    94,827,967

               SEMICONDUCTOR EQUIPMENT
                 & PRODUCTS -- 11.1%
    530,000    Altera Corp.                                         12,031,000
    289,200    Anaren, Inc.                                          4,083,504
    746,600    Asyst Technologies, Inc.                             12,953,510
  2,710,400    Conexant Systems, Inc.                               13,470,688
    853,500    Entegris Inc.                                        10,967,475
    670,000    Exar Corp.                                           11,443,600
  1,070,300    KEMET Corp.                                          14,652,407
    707,300    Metron Technology N.V.                                3,041,390
    400,000    Mindspeed Technologies Inc.                           2,740,000
    470,000    MKS Instruments, Inc.                                13,630,000
    511,700    Mykrolis Corp.                                        8,228,136
    697,600    Skyworks Solutions, Inc.                              6,069,120
    981,124    Vishay Intertechnology, Inc.                         22,467,740
                                                                --------------
                                                                   135,778,570

               SOFTWARE -- 6.7%
  1,625,000    Aspen Technology, Inc.                               16,672,500
    101,700    CSG Systems International, Inc.                       1,270,233
    470,000    Emulex Corp.                                         12,539,600
  1,410,000    E.piphany, Inc.                                      10,166,100
    160,000    FileNET Corp.                                         4,332,800
    416,700    JDA Software Group, Inc.                              6,879,717
  2,090,000    Parametric Technology Corp.                           8,234,600
    825,000    PeopleSoft, Inc.                                     18,810,000
    444,900    Wind River Systems, Inc.                              3,897,324
                                                                --------------
                                                                    82,802,874

MATERIALS SECTOR -- 4.7%
------------------------

               CHEMICALS -- 1.8%
    181,300    Georgia Gulf Corp.                                    5,235,944
    790,550    Intertape Polymer Group Inc.                         10,063,702
    232,100    Millennium Chemicals Inc.                             2,943,028
    569,900    PolyOne Corp.                                         3,641,661
                                                                --------------
                                                                    21,884,335

               PAPER & FOREST PRODUCTS -- 2.9%
    864,800    Kadant Inc.                                          18,722,920
    686,400    Smurfit-Stone Container Corp.                        12,746,448
    299,600    Wausau-Mosinee Paper Corp.                            4,050,592
                                                                --------------
                                                                    35,519,960

TELECOMMUNICATION SECTOR -- 0.7%
--------------------------------

               WIRELESS SERVICES -- 0.7%
  2,210,100    Alamosa Holdings, Inc.                                8,862,501
                                                                --------------
                   Total common stocks                           1,052,256,489

MUTUAL FUNDS -- 6.2% (A)<F2>
    394,700    iShares S&P SmallCap
                 600 Index Fund                                     52,889,800
    627,000    Nasdaq-100 (UIT) Index
                 Tracking Stock                                     22,860,420
                                                                --------------
                   Total mutual funds                               75,750,220
                                                                --------------
                   Total long-term investments                   1,128,006,709

 PRINCIPAL
   AMOUNT
 ---------
SHORT-TERM INVESTMENTS -- 8.6% (A)<F2>

               COMMERCIAL PAPER -- 5.1%
$14,000,000    American Express Credit Corp.,
                 1.06%, due 01/05/04                                13,998,351
 15,000,000    General Electric Capital Corp.,
                 0.99%, due 01/06/04                                14,997,938
 14,000,000    Merrill Lynch & Co., Inc.,
                 0.98%, due 01/07/04                                13,997,713
 19,000,000    Citigroup Global, 0.94% - 1.00%,
                 due 01/02/04 - 01/09/04                            18,996,574
                                                                --------------
                   Total commercial paper                           61,990,576

               VARIABLE RATE DEMAND NOTE -- 3.5%
 43,488,121    U.S. Bank, N.A.                                      43,488,121
                                                                --------------
                   Total short-term investments                    105,478,697
                                                                --------------
                   Total Investments                             1,233,485,406
               Liabilities, less cash and
                 receivables -- (0.4%) (A)<F2>                      (4,585,418)
                                                                --------------
                   NET ASSETS                                   $1,228,899,988
                                                                --------------
                                                                --------------
               Net Asset Value Per Share
                 ($0.0001 par value, 100,000,000
                 shares authorized), offering
                 and redemption price
                 ($1,228,899,988 / 36,124,741
                 shares outstanding)                            $        34.02
                                                                --------------
                                                                --------------

(a)<F2> Percentages for the various classifications relate to net assets.
(b)<F3> Each security, including securities sold short, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Common stocks which are listed on a national securities exchange other than the NASDAQ Stock Market but which were not traded on the valuation date are valued at the most recent bid price. All common stocks which are listed on the NASDAQ Stock Market are valued using the NASDAQ Official Closing Price ("NOCP"). Securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent ask price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price. Options purchased or written by the Fund are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments are valued at amortized cost which approximates market value.

                                 FMI FOCUS FUND
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                              www.fiduciarymgt.com
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                RICHARD E. LANE
                                 PAUL S. SHAIN

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               PORTFOLIO MANAGER
                            BROADVIEW ADVISORS, LLC
                           100 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                          800-811-5311 or 414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                            Cincinnati, Ohio  45202

                              INDEPENDENT AUDITORS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund's current prospectus.